UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2007 (April 5, 2007)

UAP HOLDING CORP.
(Full Title of Plan)

Delaware	000-51035	11-3708834
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UAP Holding Corp.

7251 W. 4th Street

Greeley, Colorado  80634

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Attached hereto as Exhibit 10.1, and incorporated herein by reference, is a form of restricted stock unit agreement (the “2007 Restricted Stock Unit Agreement”) of UAP Holding Corp. (the “Company”), for restricted stock unit grants to be made during 2007 (the “2007 Restricted Stock Units”) to certain employees, including executive officers, pursuant to the Company’s 2004 Long-Term Incentive Plan.  The 2007 Restricted Stock Units will vest ratably over four years, 25% on each of the first four anniversaries of the grant date.

On April 8, 2006, restricted stock units that vest ratably over either three years or four years were granted to certain employees, including executive officers, pursuant to the Company’s 2004 Long-Term Incentive Plan and are evidenced by either a three year restricted stock unit agreement or a four year restricted stock unit agreement (respectively, the “2006 Three Year Restricted Stock Unit Agreement”, and the “2006 Four Year Restricted Stock Unit Agreement”).  A form of each of the 2006 Three Year Restricted Stock Unit Agreement and the 2006 Four Year Restricted Stock Unit Agreement was previously filed as Exhibit 1.03 and 1.04, respectively, to the Company’s Form 8-K filed on September 20, 2006.  To conform the 2006 Three Year Restricted Stock Unit Agreement and the 2006 Four Year Restricted Stock Unit Agreement to the Company’s other restricted stock unit agreements, the Company is amending the agreements. A form of the amendment to the 2006 Three Year Restricted Stock Unit Agreement and 2006 Four Year Restricted Stock Unit Agreement is attached hereto as Exhibit 10.02 and is incorporated herein by reference.

On April 8, 2005, restricted stock units that vest ratably over four years were granted to certain employees, including executive officers pursuant to the Company’s 2004 Long-Term Incentive Plan and are evidenced by a restricted stock unit agreement (the “2005 Restricted Stock Unit Agreement”).  A form of the 2005 Restricted Stock Unit Agreement was previously filed as Exhibit 1.02 to the Company’s Form 8-K filed on September 20, 2006.  To conform the 2005 Restricted Stock Unit Agreement to the Company’s other restricted stock unit agreements, the Company is amending and restating the 2005 Restricted Stock Unit Agreement.  A form Amended and Restated 2005 Restricted Stock Unit Agreement is attached hereto as Exhibit 10.03 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)                                 Exhibits:

10.01	Form of 2007 Restricted Stock Unit Award Agreement of UAP Holding Corp.
10.02	Form of Amendment to the 2006 Three Year Restricted Stock Unit Award Agreement of UAP Holding Corp. and 2006 Four Year Restricted Stock Unit Award Agreement of UAP Holding Corp.
10.03	Form of Amended and Restated 2005 Restricted Stock Unit Award Agreement of UAP Holding Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this current report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  April 5, 2007

UAP Holding Corp

/s/ Todd Suko
Todd Suko
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Document

10.01	Form of 2007 Restricted Stock Unit Award Agreement of UAP Holding Corp.
10.02	Form of Amendment to the 2006 Three Year Restricted Stock Unit Award Agreement of UAP Holding Corp. and 2006 Four Year Restricted Stock Unit Award Agreement of UAP Holding Corp.
10.03	Form of Amended and Restated 2005 Restricted Stock Unit Award Agreement of UAP Holding Corp.